Exhibit 99.1

FOR IMMEDIATE RELEASE

InPhonic Announces Financial Results for Fourth Quarter and Year End

WASHINGTON, February 21, 2006 (BUSINESS WIRE) — InPhonic, Inc. (NASDAQ:INPC), a leading online seller of wireless services and products, today reported financial results for its fourth quarter and year ended December 31, 2005.

Revenue was $320.5 million for the year ended December 31, 2005, compared to revenue of $154.9 million for the year ended December 31, 2004. Loss from continuing operations for the year ended December 31, 2005 was $(37.8) million, compared to a loss from continuing operations of $(14.6) million for the year ended December 31, 2004.

Revenue was $85.2 million for the fourth quarter 2005, compared to $48.7 million for the fourth quarter 2004. Our fourth quarter results included write-downs and reserve increases of $7.8 million. Loss from continuing operations for the fourth quarter 2005 was $(24.8) million, compared to a loss from continuing operations of $(3.3) million for the fourth quarter of 2004.

During the fourth quarter 2005, InPhonic sold the assets of its Liberty Wireless MVNO and, accordingly, has classified these operations as discontinued operations in its financial statements and the accompanying financial tables.

“Our fourth quarter and full year results were disappointing and came in below our expectations,” said David A. Steinberg, InPhonic’s Chairman and CEO. “With the sale of Liberty Wireless behind us, we will be better able to focus our attention on achieving profitability.”

In an effort to simplify our financial reporting we are presenting Adjusted EBITDA and Adjusted Earnings before Taxes (“Adjusted EBT”) calculations for the full year and the quarter, which reflect the impact of the discontinued operations on our GAAP results and, for 2004, the one-time recognition of $3.1 million in revenue that was previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements, and do not include other non-recurring charges reported in prior periods.

Non-GAAP Adjusted EBITDA for the year ended December 31, 2005 was $7.2 million, compared to non-GAAP Adjusted EBITDA of $1.3 million for the year ended December 31, 2004, an improvement of $5.9 million year over year. Non-GAAP Adjusted EBITDA for the year ended December 31, 2004 also excludes the effects of the one-time recognition of $3.1 million in revenue that was previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements. Non-GAAP Adjusted EBT for the year ended December 31, 2005 was $0.4 million, or $0.01 per basic and diluted share, reflecting an improvement of $4.5 million compared to non-GAAP Adjusted EBT of $(4.1) million, or $(0.29) per basic and diluted share for the year ended December 31, 2004.

Non-GAAP Adjusted EBITDA for the fourth quarter 2005 was $(12.4) million, compared to non-GAAP Adjusted EBITDA of $3.4 million for the fourth quarter 2004, a decline of $15.8 million year over year. InPhonic’s results for the fourth quarter 2005 included write-downs and reserve increases of $7.8 million and non-recurring operating expenses associated with Liberty Wireless, which we sold during the period, and the streamlining of our business of $10.3 million. For comparison purposes, under the methodology used for presenting Non-GAAP Adjusted EBITDA in prior periods, these amounts would have been excluded from the Non-GAAP Adjusted EBITDA. Non-GAAP Adjusted EBT for the fourth quarter 2005 was $(14.6) million, or $(0.41) per basic and diluted share, reflecting a decline of $(16.5) million compared to non-GAAP Adjusted EBT of $1.9 million, or $0.05 per diluted share for the fourth quarter 2004.

Mr. Steinberg continued, “We are confident that we are undertaking the necessary steps to improve our customer experience and streamline our operations. Additionally, in an effort to increase visibility into our earnings, in the first quarter, we are entering into contracts that contain residual-based compensation plans with three of the top six carriers, partly replacing our tier bonus structure. This would have a near-term impact of reducing operating margins. We believe a change in compensation structure toward a residual base will help drive more consistent long-term earnings. We recognize that delivering consistent profitability to our shareholders is paramount to increasing investor confidence.”

Adjusted EBITDA is defined as earnings before non-cash interest expense, taxes, depreciation and amortization, restructuring costs, stock-based compensation, non-cash loss on investments and the net impact of discontinued operations. Adjusted EBT is defined as earnings excluding non-cash interest expense, amortization related to acquired intangibles, restructuring costs, stock-based compensation, non-cash loss on investments and the net impact of discontinued operations. Adjusted EBT per diluted share is defined as the per share value of Adjusted EBT on a fully diluted basis.

2005 Operating Highlights

•	Implemented Direct-to-You program with Radio Shack’s client, Sam’s Club, a division of Wal-Mart;

•	Signed a new agreement with marketing partner, America Online, to implement the launch of AOLMobile.com;

•	Launched online customer acquisition program for Sprint PCS;

•	Added several new complimentary products to our portfolio including wireless accessories, device protection, data services and mobile content;

•	InPhonic expands into digital broadcast satellite services with the asset acquisition of VMC Satellite, Inc.;

•	Sold the Liberty Wireless subscriber base, the popular Liberty Wireless brand and the Hispanic-targeted, Spanish language Viva LibertySM brand to TelePlus Wireless Corp.

Business Outlook

The following business outlook is based on current information and expectations as of February 21, 2006. It is currently expected the outlook will not be updated until the release of InPhonic’s next quarterly earnings announcement, notwithstanding subsequent developments; however, InPhonic may update the outlook or any portion thereof at any time.

	Q1 2006	FY 2006
Revenue (in millions)	$83.0 - $85.0	$400.0 - $410.0
Adjusted EBITDA	$2.0 - $2.2	$22.0 - $24.0
Adjusted EBT per diluted share	$0.05 - $0.06	$0.58 -$0.63

Adjusted EBT per share excludes the effects of FASB 123R and stock-based compensation.

Operating margins for 2006 will be lower than originally expected, due to an anticipated slight reduction in carrier commissions in exchange for residual commissions. These residual commissions are expected to be accretive to operating margins in years beyond 2006.

Non-GAAP Financial Measures

A reconciliation between GAAP and Non-GAAP results is shown immediately following the Unaudited Condensed Consolidated Statements of Cash Flows.

The Company believes that the presentation of the above Non-GAAP measures provides useful information to investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when U.S. GAAP results are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing the Company’s financial results.

These measures should be considered in addition to results prepared in accordance with U.S. GAAP, but should not be considered a substitute for, or superior to, GAAP results. The Company has reconciled Non-GAAP financial measures included in this press release to the nearest GAAP measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

Conference Call

Company management will be holding a conference call today, Tuesday, February 21, 2006 at 5:00 PM Eastern Time to discuss its fourth quarter and year ended December 31, 2005 financial results and provide a Company update. Supplemental financial information will also be available to guide participants through the call at www.inphonic.com in the Investors Relations section.

The conference call can be accessed by the following:

•	877-502-9272 (Domestic) or 913-981-5581 (International); passcode 2258048.

•	The replay will be available through March 2, 2006 by dialing 888-203-1112 (Domestic) or 719-457-0820 (International); passcode 2258048.

•	The Company will also audio Webcast the call. A link to the audio Webcast will be available at http://investor.inphonic.com/.

•	Other call information and an audio Webcast archive following the call will be available at http://investor.inphonic.com/.

About InPhonic

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ: INPC) is a leading online seller of wireless services and products. InPhonic sells these services and devices, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly, a leading mobile phones and wireless plans comparison site that was awarded “Best of the Web” by Forbes magazine in 2004. InPhonic also delivers a full range of mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. In 2004, InPhonic was selected #1 company of the year on the Inc. 500 – Inc. Magazine’s list of the fastest-growing privately held companies in the United States. More recently, InPhonic was named T-Mobile’s Internet Partner of the Year for 2004. For more information on the company, its products and services, visit the InPhonic Corporate Web site at www.inphonic.com. INPCG

“Safe Harbor” Statement - Under the Private Securities Litigation Reform Act of 1995, this press release may contain forward-looking statements that involve risks and uncertainties. Important factors, which could cause actual operating results to differ materially from those in the forward-looking statements, are detailed in filings with the Securities and Exchange Commission made from time to time by the Company. This press release and statements are current as of the date of the individual announcements and the Company undertakes no obligation to publicly release any revisions to any forward-looking statement to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Forward-Looking Statements - This press release contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate,” “believe” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the Year ended December 31, 2004 and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Contacts:

InPhonic, Inc.	Blue Shirt Group
Diana Hayden	Todd Friedman
Senior Director, Investor Relations	(415) 217-7722
(202) 333-0001	todd@blueshirtgroup.com
dhayden@inphonic.com

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share and share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2005	2004	2005
Revenues:
Activations and services	$37,842	$63,122	$123,265	$233,730
Equipment	10,874	22,080	31,603	86,809

Total revenues	48,716	85,202	154,868	320,539

Cost of revenues, exclusive of depreciation and amortization:
Activations and services	390	326	1,752	1,221
Equipment	26,942	55,524	83,075	190,509

Total cost of revenues	27,332	55,850	84,827	191,730

Operating expenses:
Sales and marketing, exclusive of depreciation and amortization	10,325	31,975	40,022	93,574
General and administrative, exclusive of depreciation and amortization	12,462	18,512	37,787	62,839
Depreciation and amortization	1,827	3,461	6,444	9,840
Restructuring costs	—	444	—	1,291
Loss on investment	—	—	150	228

Total operating expenses	24,614	54,392	84,403	167,772

Operating loss	(3,230)	(25,040)	(14,362)	(38,963)

Other income (expense):
Interest income	437	591	756	2,167
Interest expense	(530)	(371)	(979)	(970)

Total other income (expense)	(93)	220	(223)	1,197

Loss from continuing operations	(3,323)	(24,820)	(14,585)	(37,766)

Discontinued operations:
Income (loss) from discontinued operations	1,934	(1,131)	4,346	(1,784)
Gain on sale	—	1,355	—	1,355

Total income (loss) from discontinued operations	1,934	224	4,346	(429)

Net loss	(1,389)	(24,596)	(10,239)	(38,195)

Preferred stock dividends and accretion	(6,520)	—	(22,049)	—

Net loss attributable to common stockholders	$(7,909)	$(24,596)	$(32,288)	$(38,195)

Basic and diluted net loss per share:
Net loss from continuing operations	$(0.46)	$(0.70)	$(2.60)	$(1.10)
Net gain (loss) from discontinued operations	0.09	0.01	0.31	(0.01)

Basic and diluted net loss per share	$(0.37)	$(0.69)	$(2.29)	$(1.11)

Basic and diluted weighted average shares outstanding	21,385,595	35,463,559	14,074,505	34,417,954

Unaudited Stock-Based Compensation (in thousands):
	Three Months Ended December 31,		Years Ended December 31,
	2004	2005	2004	2005
Sales and marketing - continuing operations	$1,590	$441	$2,111	$2,201
Sales and marketing - discontinued operations	59	568	135	782
General and administrative - continuing operations	1,117	3,881	5,096	15,585
General and administrative - discontinued operations	12	6	39	50

Total stock-based compensation	$2,778	$4,896	$7,381	$18,618

INPHONIC, INC. & SUBSIDIARIES

Unaudited Selected Segment information

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2004	2005	2004	2005
Revenue:
Wireless Activation and Services (a)	$46,961	$83,171	$147,527	$312,504
MVNE Services (b)	—	993	—	3,399
Data Services	1,755	1,038	7,341	4,636

Total revenues	$48,716	$85,202	$154,868	$320,539

Cost of revenues, exclusive of depreciation and amortization:
Wireless Activation and Services (a)	$26,940	$55,524	$83,062	$190,507
MVNE Services (b)	—	176	—	473
Data Services	392	150	1,765	750

Total cost of revenues	$27,332	$55,850	$84,827	$191,730

(a)	The Wireless Activation and Services segment includes financial results of the Wireless Activations and Satellite Television business units.
(b)	MVNE Services segment excludes financial results of the Liberty Wireless MVNO Services business unit.

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in thousands, except share amounts)

	December 31, 2004	December 31, 2005
Assets
Current assets:
Cash and cash equivalents	$100,986	$70,783
Accounts receivable	18,964	34,606
Inventory, net	9,117	17,693
Prepaid expenses	11,380	2,405
Current assets of discontinued operations	2,074	1,852
Deferred costs and other current assets	2,189	6,823

Total current assets	144,710	134,162
Restricted cash and cash equivalents	500	400
Property and equipment, net	5,975	12,121
Goodwill	9,479	31,140
Intangible assets, net	1,490	12,651
Deposits and other assets	1,226	3,058
Non-current assets of discontinued operations	409	578

Total assets	$163,789	$194,110

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,334	$19,435
Accrued expenses and other liabilities	17,476	41,709
Short-term capital lease obligations	279	409
Current liabilities of discontinued operations	11,020	3,130
Deferred revenue	9,317	14,135

Total current liabilities	51,426	78,818
Long-term capital lease obligations, net of current portion	261	442
Long-term debt	—	15,000

Total liabilities	51,687	94,260

Stockholders’ equity:
Common stock, $0.01 par value
Authorized 200,000,000 shares at December 31, 2004 and 2005; issued and outstanding 32,252,573 and 35,248,277 shares at December 31, 2004 and 2005, respectively;	324	353
Additional paid-in capital	238,241	264,155
Accumulated deficit	(126,463)	(164,658)

Total stockholders’ equity	112,102	99,850

Total liabilities and stockholders’ equity	$163,789	$194,110

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2004	2005	2004	2005
Cash flows from operating activities:
Net loss	$(1,389)	$(24,596)	$(10,239)	$(38,195)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,827	3,461	6,444	9,840
Non-cash interest expense, net	235	108	306	594
Stock-based compensation	2,777	4,897	7,381	18,618
Gain from the sale of Liberty Wireless		(1,355)	—	(1,355)
Non-cash write off of investment	—	—	150	228
Changes in operating assets and liabilities, net of assets and liabilities received from business acquisition:
Accounts receivable	(3,011)	7,705	(8,428)	(15,916)
Inventory	(2,582)	15,661	(7,255)	(7,540)
Prepaid expenses	(295)	(454)	(321)	(1,721)
Deferred costs and other current assets	(1,304)	(3,092)	(120)	(4,152)
Deposits and other assets	272	(1,238)	167	(2,595)
Accounts payable	(10,019)	(13,703)	429	3,441
Accrued expenses and other liabilities	5,022	8,950	6,931	14,488
Deferred revenue	2,451	(840)	(2,035)	4,188

Net cash used in operating activities	(6,016)	(4,496)	(6,590)	(20,077)

Cash flows from investing activities:
Capitalized expenditures, including internal capitalized labor	(1,571)	(3,091)	(5,544)	(11,836)
Cash paid for acquisitions	(11,142)	(111)	(11,142)	(8,781)
Cash paid for purchase of intangible assets	—	(193)	—	(2,725)
Note receivable from stockholder	1,165	—	1,120	—
Reduction in restricted cash and cash equivalent	100	100	100	100
Net cash (paid for) received from short-term investments	—	5,005	—	—
Proceeds from the sale of assets	—	101	—	101

Net cash provided by (used in) investing activities	(11,448)	1,811	(15,466)	(23,141)

Cash flows from financing activities:
Proceeds (costs) of initial public offering, net of costs	112,216	(1)	110,838	(292)
Net borrowings (repayments) on line of credit	(1,651)	—	—	15,000
Proceeds from debt borrowings	1,726	—	3,976	—
Principal repayments on debt	(10,755)	—	(10,952)	—
Principal repayments of capital leases	(94)	(69)	(94)	(284)
Proceeds from exercise of warrants and options	23	2,010	91	11,679
Cash paid for the repurchase of common stock	—	(9,998)	—	(13,088)
Preferred stock dividend payments	(9,773)	—	(9,865)	—

Net cash provided by (used in) financing activities	91,692	(8,058)	93,994	13,015

Net increase (decrease) in cash and cash equivalents	74,228	(10,743)	71,938	(30,203)
Cash and cash equivalents, beginning of the period	26,758	81,526	29,048	100,986

Cash and cash equivalents, end of year	$100,986	$70,783	$100,986	$70,783

Supplemental disclosure of cash flows information:
Cash paid during the period for:
Interest	$297	$146	$849	$253
Income taxes	—	—	—	—
Supplemental disclosure of non-cash activities:
Issuance of common stock in business acquisitions	$—	$—	$—	$8,209
Issuance of common stock in intangible asset purchase	—	—	—	1,549
Issuance of common stock warrants for debt fees	—	—	817	—
Issuance of common stock to settle a liability	—	—	50	—
Equipment purchased on capital lease	635	229	635	595
Release of funds in escrow related to acquisitions	—	—	—	10,700
Purchase consideration in accrued liabilities	—	—	—	3,000
Preferred stock dividends and accretion to redemption value	37,578	—	22,049	—
Conversion of preferred stock, total preferred shares converted into 13,619,536 shares of common stock	92,308	—	92,308	—

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share and share amounts)

	Three Months Ended
	Dec. 31 2004	Mar. 31 2005	June 30, 2005	Sept. 30, 2005	Dec. 31 2005
Revenues:
Activations and services	$37,842	$49,751	$55,452	$65,405	$63,122
Equipment	10,874	18,400	19,774	26,555	22,080

Total revenues	48,716	68,151	75,226	91,960	85,202

Cost of revenues, exclusive of depreciation and amortization:
Activations and services	390	1,173	286	(564)	326
Equipment	26,942	38,950	41,718	54,317	55,524

Total cost of revenues	27,332	40,123	42,004	53,753	55,850

Operating expenses:
Sales and marketing, exclusive of depreciation and amortization	10,325	17,498	19,827	24,274	31,975
General and administrative, exclusive of depreciation and amortization	12,462	16,278	12,299	15,750	18,512
Depreciation and amortization	1,827	1,777	2,142	2,460	3,461
Restructuring costs	—	149	245	453	444
Loss on investment	—	—	228	—	—

Total operating expenses	24,614	35,702	34,741	42,937	54,392

Operating loss	(3,230)	(7,674)	(1,519)	(4,730)	(25,040)
Other income (expense):
Interest income	437	482	545	549	591
Interest expense	(530)	(226)	(188)	(185)	(371)

Total other income (expense)	(93)	256	357	364	220

Loss from continuing operations	(3,323)	(7,418)	(1,162)	(4,366)	(24,820)

Discontinued operations:
Income (loss) from discontinued operations	1,934	424	(490)	(587)	(1,131)
Gain on sale	—				1,355

Total income (loss) from discontinued operations	1,934	424	(490)	(587)	224

Net loss	(1,389)	(6,994)	(1,652)	(4,953)	(24,596)

Preferred stock dividends and accretion	(6,520)	—	—	—	—

Net loss attributable to common stockholders	$(7,909)	$(6,994)	$(1,652)	$(4,953)	$(24,596)

Basic and diluted net loss per share:
Net loss from continuing operations	$(0.46)	$(0.22)	$(0.03)	$(0.12)	$(0.70)
Net loss from discontinued operations	0.09	0.01	(0.02)	(0.02)	0.01

Basic and diluted net loss per share	$(0.37)	$(0.21)	$(0.05)	$(0.14)	$(0.69)

Basic and diluted weighted average shares outstanding	21,385,595	32,901,398	33,847,007	35,515,210	35,463,559

INPHONIC, INC. & SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	Dec. 31, 2004	Mar. 31, 2005	June 30, 2005	Sep. 30 2005	December 31, 2005
Assets
Current assets:
Cash and cash equivalents	$100,986	$84,776	$65,260	$81,526	$70,783
Short-term investments	—	4,967	17,860	5,005
Accounts receivable, net	18,964	28,845	39,575	42,638	34,606
Inventory, net	9,117	13,201	14,703	32,633	17,693
Prepaid expenses	11,380	2,015	1,431	1,924	2,405
Current assets of discontinued operations	2,074	3,179	3,394	1,705	1,852
Deferred costs and other current assets	2,189	2,401	2,391	3,693	6,823

Total current assets	144,710	139,384	144,614	169,124	134,162
Restricted cash and cash equivalents	500	500	500	500	400
Property and equipment, net	5,975	6,790	9,336	11,024	12,121
Goodwill	9,479	22,791	30,710	30,676	31,140
Intangible assets, net	1,490	5,745	15,978	15,008	12,651
Deposits and other assets	1,226	1,465	1,544	2,344	3,058
Non-current assets of discontinued operations	409	320	205	162	578

Total assets	$163,789	$176,995	$202,887	$228,838	$194,110

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,334	$18,696	$22,634	$32,892	$19,435
Accrued expenses and other liabilities	17,476	20,372	29,768	31,657	41,709
Short-term capital lease obligations	279	238	225	335	409
Current liabilities of discontinued operations	11,020	8,416	8,153	4,505	3,130
Deferred revenue	9,317	12,729	11,476	14,739	14,135

Total current liabilities	51,426	60,451	72,256	84,128	78,818
Long-term capital lease obligations, net of current portion	261	222	168	356	442
Long-term debt	—	—	—	15,000	15,000

Total liabilities	51,687	60,673	72,424	99,484	94,260

Stockholders’ equity:
Common stock	324	331	352	357	353
Additional paid-in capital	238,241	249,448	265,220	269,059	264,155
Accumulated deficit	(126,463)	(133,457)	(135,109)	(140,062)	(164,658)

Total stockholders’ equity	112,102	116,322	130,463	129,354	99,850

Total liabilities and stockholders’ equity	$163,789	$176,995	$202,887	$228,838	$194,110

INPHONIC, INC. & SUBSIDIARIES

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended
	Dec. 31 2004	Mar. 31 2005	June 30, 2005	Sept. 30, 2005	Dec. 31 2005
Cash flows from operating activities:
Net loss	$(1,389)	$(6,994)	$(1,652)	$(4,953)	$(24,596)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,827	1,777	2,142	2,460	3,461
Non-cash interest expense, net	235	162	162	162	108
Stock-based compensation	2,777	7,004	2,792	3,925	4,897
Gain from the sale of Liberty Wireless	—	—	—	—	(1,355)
Non-cash write off of investment	—	—	228	—	—
Changes in operating assets and liabilities, net of assets and liabilities received from business acquisition:
Accounts receivable	(3,011)	(9,975)	(10,567)	(3,079)	7,705
Inventory (a)	(2,582)	(5,129)	(1,802)	(16,270)	15,661
Prepaid expenses	(295)	(1,316)	575	(526)	(454)
Deferred costs and other current assets	(1,304)	(197)	361	(1,224)	(3,092)
Deposits and other assets	272	(312)	(127)	(918)	(1,238)
Accounts payable	(10,019)	3,387	3,989	9,768	(13,703)
Accrued expenses and other liabilities (a)	5,022	(1,594)	5,711	1,421	8,950
Deferred revenue	2,451	3,703	(1,566)	2,891	(840)

Net cash used in operating activities	(6,016)	(9,484)	246	(6,343)	(4,496)

Cash flows from investing activities:
Capitalized expenditures, including internal capitalized labor (a)	(1,571)	(2,078)	(3,948)	(2,719)	(3,091)
Cash paid for acquisitions (a)	(11,142)	(45)	(6,224)	(2,401)	(111)
Cash paid for purchase of intangible assets	—	—	(2,439)	(93)	(193)
Note receivable from stockholder	1,165	—	—	—	—
Reduction in restricted cash and cash equivalent	100	—	—	—	100
Net cash (paid for) received from short-term investments	—	(4,967)	(12,893)	12,855	5,005
Proceeds from the sale of assets	—	—	—	—	101

Net cash provided by (used in) investing activities	(11,448)	(7,090)	(25,504)	7,642	1,811

Cash flows from financing activities:
Proceeds (costs) of initial public offering, net of costs	112,216	(203)	(88)	—	(1)
Net borrowings (repayments) on line of credit	(1,651)	—	—	15,000	—
Proceeds from debt borrowings	1,726	—	—	—	—
Principal repayments on debt	(10,755)	—	—	—	—
Principal repayments of capital leases (a)	(94)	(80)	(66)	(69)	(69)
Proceeds from exercise of warrants and options	23	647	5,896	3,126	2,010
Cash paid for the repurchase of common stock	—	—	—	(3,090)	(9,998)
Preferred stock dividend payments	(9,773)	—	—	—	—

Net cash provided by (used in) financing activities	91,692	364	5,742	14,967	(8,058)

Net increase (decrease) in cash and cash equivalents	74,228	(16,210)	(19,516)	16,266	(10,743)
Cash and cash equivalents, beginning of the period	26,758	100,986	84,776	65,260	81,526

Cash and cash equivalents, end of year	$100,986	$84,776	$65,260	$81,526	$70,783

Supplemental disclosure of cash flows information:
Cash paid during the period for:
Interest	$297	$62	$28	$17	$146
Income taxes	—	—	—	—	—
Supplemental disclosure of non-cash activities:
Issuance of common stock in business acquisitions (a)	$—	$3,736	$4,473	$—	$—
Issuance of common stock in intangible asset purchase (a)	—	—	1,549	—	—
Equipment purchased on capital lease (a)	635	—	—	366	229
Release of funds in escrow related to acquisitions	—	10,700	—	—	—
Purchase consideration in accrued liabilities	—	—	3,000	—	—
Preferred stock dividends and accretion to redemption value	37,578	—	—	—	—
Conversion of preferred stock, total preferred shares converted into 13,619,536 shares of common stock	92,308	—	—	—	—

(a)	Reclasses made from prior 2005 quarterly results to conform with presentation for the twelve months ended December 31, 2005.

INPHONIC, INC. & SUBSIDIARIES

Reconciliation of non-GAAP measure to nearest compatible GAAP measures

(Unaudited, in millions)

	2004					2005
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Adjusted EBITDA and EBT:
Net loss attributable to common stockholders	$(6.9)	$(6.5)	$(11.0)	$(7.9)	$(32.3)	$(7.0)	$(1.7)	$(5.0)	N/A	$(13.6)
Loss from continuing operations	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$(24.8)	$(24.8)
Add back:
SAB 104 impact	(2.1)	(1.0)	—	—	(3.1)	—	—	—	—	—
Interest/Dividends expense/(income)	2.2	3.7	10.0	6.7	22.7	(0.3)	(0.2)	(0.4)	0.1	(0.8)
Depreciation & amortization	1.6	1.4	1.6	1.8	6.4	1.8	2.1	2.5	3.5	9.8
Restructuring costs	—	—	—	—	—	0.1	0.2	0.5	0.4	1.3
Stock-based compensation	0.2	2.7	1.7	2.8	7.4	7.0	2.8	3.9	4.3	18.0
Loss on investments	—	0.2	—	—	0.2	—	0.2	—	—	0.2
Net impact of discontinued operations	—	—	—	—	—	—	0.9	3.5	4.1	8.4
One-time and non-recurring items	—	—	—	—	—	—	2.5	6.0	—	8.5

Adjusted EBITDA	$(4.9)	$0.5	$2.3	$3.4	$1.3	$1.7	$6.9	$11.0	$(12.4)	$7.2
Depreciation and amortization adjustments:
Depreciation & amortization	(1.6)	(1.4)	(1.6)	(1.8)	(6.4)	(1.8)	(2.1)	(2.5)	(3.5)	(9.8)
Amortization related to acquired intangibles	0.3	0.3	0.3	0.3	1.1	0.2	0.6	1.1	1.2	3.1

Adjusted EBT	$(6.3)	$(0.7)	$1.0	$1.9	$(4.1)	$0.1	$5.4	$9.6	$(14.6)	$0.4

Adjusted EBT per share	$(0.55)	$(0.06)	$0.03	$0.05	$(0.29)	$0.00	$0.13	$0.25	$(0.41)	$0.01
Basic shares	11,547,514	11,576,354	11,720,861	21,385,595	14,074,505	32,907,644	33,846,467	35,515,210	35,463,559	34,417,954
Diluted shares	29,837,410	31,011,366	33,585,133	37,050,477	33,593,912	41,115,063	41,577,271	37,760,692	37,374,506	37,754,914

Basic and diluted shares	11,547,514	11,576,354	33,585,133	37,050,477	14,074,505	41,115,063	41,577,271	37,760,692	35,463,559	37,754,914

For periods in which the Company’s Adjusted EBT is a loss, the Company does not include diluted shares in the calculation of Adjusted EPS per share as their impact would be anti-dilutive.